Exhibit 99.1

5300 Town and Country Blvd., Suite 500
Frisco, Texas 75034
Telephone: (972) 668-8834
Contact: Ron Mills
VP of Finance and Investor Relations
Web Site: www.comstockresources.com

NEWS RELEASE
For Immediate Release
COMSTOCK RESOURCES, INC. REPORTS
SECOND QUARTER 2021 FINANCIAL AND OPERATING RESULTS
FRISCO, TEXAS, August 3, 2021 – Comstock Resources, Inc. ("Comstock" or the "Company") (NYSE: CRK) today reported financial and operating results for the quarter ended June 30, 2021.
Highlights of 2021's Second Quarter
•Adjusted net income to common stockholders was $55 million for the quarter or $0.22 per diluted share.
•Production averaged 1,387 MMcfe per day, comprised of 98% natural gas, and was 8% higher than the first quarter of 2021 and 6% higher than the second quarter of 2020.
•Average realized price, including hedging, was $2.57 per Mcfe compared to $1.96 per Mcfe in 2020's second quarter.
•Revenues, including realized hedging losses, were $325 million, 40% higher than 2020's second quarter.
•Adjusted EBITDAX was $251 million, 55% higher than 2020's second quarter.
•Operating cash flow (excluding working capital changes) was $196 million or $0.71 per diluted share.
•Second quarter capital spending was $172 million, including $8 million for leasing activities.
•Generated free cash flow of $20 million, bringing free cash flow for the first six months of 2021 to $53 million.
•Refinanced 9.75% notes with new 8.5 year 5.875% senior notes, reducing annual interest payments by $28 million and extending senior note maturities to 7.6 years from 6.3 years. Combined with the March 2021 refinancing transaction, future annual interest payments have now been reduced by $48 million.
Second Quarter 2021 Financial Results
Revenues in the second quarter of 2021 totaled $324.8 million (including realized losses on hedging of $18.8 million). Net cash provided by operating activities (excluding changes in working capital) generated in the second quarter was $196.4 million, and the Company reported a net loss available to common stockholders for the second quarter of $184.1 million ($0.80 per share). The net loss in the quarter was due to a $114.1 million pre-tax loss on the early retirement of the 9.75% senior notes and a $204.8 million unrealized loss on hedging contracts held for risk management. The significant improvement in future natural gas prices since March 31, 2021 drove the unrealized loss on the hedging contracts. Excluding these items and certain other unusual items, adjusted net income available to common stockholders for the second quarter of 2021 was $55.0 million, or $0.22 per diluted share.
Comstock's production cost per Mcfe in the second quarter was $0.59 per Mcfe, which was comprised of $0.25 for gathering and transportation costs, $0.21 for lease operating costs, $0.08 for production and other taxes and $0.05 for cash general and administrative expenses. Production cost was $0.60 per Mcfe in both the first quarter of 2021 and the second quarter of 2020. Comstock's unhedged operating margin was 78% in the second quarter of 2021.
Financial Results for the Six Months Ended June 30, 2021
Revenues reported for the first six months of 2021 totaled $656.9 million (including realized losses on hedging of $27.3 million). Net cash provided by operating activities (excluding changes in working capital) was $403.0 million, and the Company reported a net loss available to common stockholders for the first six months of 2021 of $322.5 million ($1.39 per share). The net loss in the first six months of 2021 included $352.6 million in pre-tax losses on the early retirement of the 9.75% and 7.50% senior notes and a $217.9 million unrealized loss on the change in fair market value of the Company's hedging contracts. Excluding these items and certain other unusual items, adjusted net income available to common stockholders was $118.3 million, or $0.46 per diluted share.
Drilling Results
Comstock drilled 42 (33.5 net) operated horizontal Haynesville/Bossier shale wells in the first six months of 2021 which had an average lateral length of 7,902 feet. Comstock also participated in an additional eight (0.9 net) non-operated Haynesville shale wells in the first six months of 2021. Comstock turned 26 (23.3 net) wells to sales in the first six months of 2021 and currently expects to turn an additional 25 wells (20.8 net) to sales in the third quarter of 2021.
Since its last operational update in May, Comstock has turned 21 (18.5 net) new operated Haynesville/Bossier shale wells to sales. These wells had initial daily production rates of 15 MMcf to 32 MMcf per day, with an average of 22 MMcf per day. The completed lateral length of these wells averaged 8,251 feet. Comstock plans to continue to utilize five operated rigs for the remainder of 2021 for its planned drilling activity, having released one operated rig in May 2021.

Earnings Call Information
Comstock has planned a conference call for 10:00 a.m. Central Time on August 4, 2021, to discuss the second quarter of 2021 operational and financial results. Investors wishing to participate should visit the Company's website at www.comstockresources.com for a live webcast or dial 844-776-7840 (international dial-in use 661-378-9538) and provide access code 9664203 when prompted. If you are unable to participate in the original conference call, a web replay will be available approximately 24 hours following the completion of the call on Comstock's website at www.comstockresources.com. The web replay will be available for approximately one week. A replay of the conference call will be available beginning at 1:00 p.m. CT August 4, 2021 and will continue until 1:00 p.m. August 11, 2021. To hear the replay, call 855-859-2056 (404-537-3406 if calling from outside the US). The conference call access code is 9664203.
This press release may contain "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements are based on management's current expectations and are subject to a number of factors and uncertainties which could cause actual results to differ materially from those described herein. Although the Company believes the expectations in such statements to be reasonable, there can be no assurance that such expectations will prove to be correct.
Comstock Resources, Inc. is a leading independent natural gas producer with operations focused on the development of the Haynesville shale in North Louisiana and East Texas. The Company's stock is traded on the New York Stock Exchange under the symbol CRK.

COMSTOCK RESOURCES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Revenues:
Natural gas sales	$321,520	$172,362	$645,480	$379,601
Oil sales	22,173	7,173	38,698	25,812
Total oil and gas sales	343,693	179,535	684,178	405,413
Operating expenses:
Production and ad valorem taxes	10,141	9,569	19,793	17,970
Gathering and transportation	31,736	26,590	61,194	55,001
Lease operating	26,011	27,820	50,574	53,698
Exploration	—	—	—	27
Depreciation, depletion and amortization	121,446	103,347	230,574	213,772
General and administrative	7,872	8,298	15,900	17,017
Gains on asset sales	(9)	—	(79)	—
Total operating expenses	197,197	175,624	377,956	357,485

Operating income	146,496	3,911	306,222	47,928
Other income (expenses):
Gain (loss) from derivative financial instruments	(223,958)	(12,298)	(245,707)	49,601
Other income (expense)	530	(9)	811	304
Interest expense	(56,880)	(52,064)	(120,691)	(104,874)
Loss on early retirement of debt	(114,060)	(861)	(352,599)	(861)
Total other expenses	(394,368)	(65,232)	(718,186)	(55,830)
Loss before income taxes	(247,872)	(61,321)	(411,964)	(7,902)
Benefit from income taxes	68,177	11,445	98,144	54
Net loss	(179,695)	(49,876)	(313,820)	(7,848)
Preferred stock dividends and accretion	(4,363)	(10,126)	(8,678)	(22,198)
Net loss available to common stockholders	$(184,058)	$(60,002)	$(322,498)	$(30,046)

Net loss per share:
Basic	$(0.80)	$(0.29)	$(1.39)	$(0.15)
Diluted	$(0.80)	$(0.29)	$(1.39)	$(0.15)
Weighted average shares outstanding:
Basic	231,428	208,904	231,403	198,910
Diluted (1)	231,428	208,904	231,403	198,910

(1)Basic and diluted shares outstanding are the same since the effect of unvested restricted stock, performance stock units and preferred stock would be anti-dilutive.

COMSTOCK RESOURCES, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands)

	As of
	June 30, 2021	December 31, 2020
ASSETS
Cash and cash equivalents	$19,727	$30,272
Accounts receivable	185,976	145,786
Derivative financial instruments	10,765	8,913
Other current assets	8,410	14,839
Total current assets	224,878	199,810
Property and equipment, net	4,195,773	4,084,550
Goodwill	335,897	335,897
Derivative financial instruments	830	661
Operating lease right-of-use assets	6,833	3,025
Other assets	37	40
	$4,764,248	$4,623,983

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable	$292,998	$259,284
Accrued costs	105,210	133,019
Operating leases	2,190	2,284
Derivative financial instruments	255,127	47,005
Total current liabilities	655,525	441,592
Long-term debt	2,847,309	2,517,149
Deferred income taxes	99,245	200,583
Derivative financial instruments	14,157	2,364
Long-term operating leases	4,674	740
Reserve for future abandonment costs	20,748	19,290
Other non-current liabilities	180	492
Total liabilities	3,641,838	3,182,210
Mezzanine equity:
Preferred stock	175,000	175,000
Stockholders' equity:
Common stock	116,425	116,206
Additional paid-in capital	1,098,300	1,095,384
Accumulated earnings (deficit)	(267,315)	55,183
Total stockholders' equity	947,410	1,266,773
	$4,764,248	$4,623,983

COMSTOCK RESOURCES, INC.
OPERATING RESULTS
(In thousands, except per unit amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Gas production (MMcf)	124,083	116,477	237,376	239,263
Oil production (Mbbls)	362	360	688	814
Total production (MMcfe)	126,260	118,631	241,506	244,144

Natural gas sales	$321,520	$172,362	$645,480	$379,601
Natural gas hedging settlements (1)	(16,879)	46,791	(24,369)	89,796
Total natural gas including hedging	304,641	219,153	621,111	469,397
Oil sales	22,173	7,173	38,698	25,812
Oil hedging settlements (1)	(1,965)	6,434	(2,883)	8,844
Total oil including hedging	20,208	13,607	35,815	34,656
Total oil and gas sales including hedging	$324,849	$232,760	$656,926	$504,053

Average gas price (per Mcf)	$2.59	$1.48	$2.72	$1.59
Average gas price including hedging (per Mcf)	$2.46	$1.88	$2.62	$1.96
Average oil price (per barrel)	$61.25	$19.97	$56.25	$31.72
Average oil price including hedging (per barrel)	$55.82	$37.89	$52.06	$42.59
Average price (per Mcfe)	$2.72	$1.51	$2.83	$1.66
Average price including hedging (per Mcfe)	$2.57	$1.96	$2.72	$2.06

Production and ad valorem taxes	$10,141	$9,569	$19,793	$17,970
Gathering and transportation	31,736	26,590	61,194	55,001
Lease operating	26,011	27,820	50,574	53,698
Cash general and administrative (2)	6,073	6,746	12,411	14,035
Total production costs	$73,961	$70,725	$143,972	$140,704

Production and ad valorem taxes (per Mcfe)	$0.08	$0.08	$0.08	$0.07
Gathering and transportation (per Mcfe)	0.25	0.22	0.25	0.23
Lease operating (per Mcfe)	0.21	0.24	0.21	0.22
Cash general and administrative (per Mcfe)	0.05	0.06	0.05	0.06
Total production costs (per Mcfe)	$0.59	$0.60	$0.59	$0.58

Unhedged operating margin	78%	61%	79%	65%
Hedged operating margin	77%	70%	78%	72%

Oil and Gas Capital Expenditures:
Exploratory leasehold	$7,625	$—	$13,401	$—
Development leasehold	2,005	2,455	6,061	6,336
Development drilling and completion	157,648	61,422	312,887	183,480
Other development	5,151	10,857	8,931	15,418
Total	$172,429	$74,734	$341,280	$205,234

(1)Included in gain (loss) from derivative financial instruments in operating results.
(2)Excludes stock-based compensation.

COMSTOCK RESOURCES, INC.
NON-GAAP FINANCIAL MEASURES
(In thousands, except per share amounts)

	Three Months Ended June 30,			Six Months Ended June 30,
	2021	2020		2021	2020
ADJUSTED NET INCOME AVAILABLE TO COMMON STOCKHOLDERS:
Net loss available to common stockholders	$(184,058)	$(60,002)		$(322,498)	$(30,046)
Loss on early retirement of debt	114,060	861		352,599	861
Unrealized loss from derivative financial instruments	204,822	65,585		217,894	49,102
Non-cash interest amortization from adjusting debt assumed in acquisition to fair value	2,470	5,425		7,397	10,680
Gains on asset sales	(9)	—		(79)	—
Impairment of unevaluated oil and gas properties	—	—		—	27
Non-cash accretion from adjusting preferred stock issued in acquisition to fair value	—	2,917		—	5,417
Adjustment to provision for income taxes	(82,236)	(13,043)		(137,007)	(8,048)
Adjusted net income available to common stockholders (1)	$55,049	$1,743		$118,306	$27,993

Adjusted net income available to common stockholders per share (2)	$0.22	$0.01		$0.46	$0.14

Diluted shares outstanding	275,211	208,904	(3)	275,153	198,910	(3)

ADJUSTED EBITDAX:
Net loss	$(179,695)	$(49,876)	$(313,820)	$(7,848)
Interest expense (4)	57,172	52,001	121,252	104,811
Income taxes	(68,177)	(11,445)	(98,144)	(54)
Depreciation, depletion, and amortization	121,446	103,347	230,574	213,772
Exploration	—	—	—	27
Unrealized loss from derivative financial instruments	204,822	65,585	217,894	49,102
Stock-based compensation	1,799	1,552	3,489	2,982
Loss on early retirement of debt	114,060	861	352,599	861
Gains on asset sales	(9)	—	(79)	—
Total Adjusted EBITDAX (5)	$251,418	$162,025	$513,765	$363,653

(1)Adjusted net income available to common stockholders is presented because of its acceptance by investors and by Comstock management as an indicator of the Company's profitability excluding loss on early retirement of debt, non-cash unrealized gains and losses on derivative financial instruments and other unusual items.
(2)Adjusted net income available to common stockholders per share is calculated to include the dilutive effects of unvested restricted stock pursuant to the two-class method and performance stock units and preferred stock pursuant to the treasury stock method.
(3)Basic and diluted shares outstanding are the same since the effect of unvested restricted stock, performance stock units and preferred stock would be anti-dilutive.
(4)Includes realized gains or losses from interest rate derivative financial instruments.
(5)Adjusted EBITDAX is presented in the earnings release because management believes that adjusted EBITDAX, which represents Comstock's results from operations before interest, income taxes, and certain non-cash items, including loss on early retirement of debt, depreciation, depletion and amortization and exploration expense, is a common alternative measure of operating performance used by certain investors and financial analysts.

COMSTOCK RESOURCES, INC.
NON-GAAP FINANCIAL MEASURES
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
OPERATING CASH FLOW(1):
Net loss	$(179,695)	$(49,876)	$(313,820)	$(7,848)
Reconciling items:
Loss on early retirement of debt	114,060	861	352,599	861
Deferred income tax benefit	(71,131)	(11,536)	(101,281)	(206)
Depreciation, depletion and amortization	121,446	103,347	230,574	213,772
Unrealized loss from derivative financial instruments	204,822	65,585	217,894	49,102
Amortization of debt discount and issuance costs	5,086	7,527	13,575	14,726
Stock-based compensation	1,799	1,552	3,489	2,982
Exploration	—	—	—	27
Gains on asset sales	(9)	—	(79)	—
Operating cash flow	196,378	117,460	402,951	273,416
Decrease (increase) in accounts receivable	(33,158)	28,875	(40,190)	83,172
Decrease (increase) in other current assets	750	1,025	5,528	(2,803)
Increase (decrease) in accounts payable and accrued expenses	28,341	(31,388)	17,294	(87,694)
Net cash provided by operating activities	$192,311	$115,972	$385,583	$266,091

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
FREE CASH FLOW(2):
Operating cash flow	$196,378	$117,460	$402,951	$273,416
Less:
Capital expenditures	(172,429)	(74,734)	(341,280)	(205,234)
Preferred dividends	(4,363)	(7,210)	(8,678)	(16,782)
Free cash flow	$19,586	$35,516	$52,993	$51,400

(1)Operating cash flow is presented in the earnings release because management believes it to be useful to investors as a common alternative measure of cash flows which excludes changes to other working capital accounts.
(2)Free cash flow is presented in the earnings release because management believes it to be a useful indicator of the Company's ability to internally fund acquisitions and debt maturities after capital expenditures and preferred dividend payments.